SUMMARY PROSPECTUS
Franklin Utilities Fund Franklin Custodian Funds February 1, 2019

Class A	Class A1	Class C	Class R	Class R6	Advisor Class
FKUQX	FKUTX	FRUSX	FRURX	FUFRX	FRUAX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated February 1, 2019, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Franklin Utilities Fund

Investment Goal

Capital appreciation and current income.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $100,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 118 in the Fund's Prospectus and under “Buying and Selling Shares” on page 82 of the Fund’s Statement of Additional Information. In addition, more information about sales charge discounts and waivers for purchases of shares through specific financial intermediaries is set forth in Appendix A – "Intermediary Sales Charge Discounts and Waivers" to the Fund’s prospectus.

Please note that the tables and examples below do not reflect any transaction fees that may be charged by financial intermediaries, or commissions that a shareholder may be required to pay directly to its financial intermediary when buying or selling Class R6 or Advisor Class shares.

Shareholder Fees (fees paid directly from your investment)

	Class A1	Class A1	Class C2	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	3.75%[3]	3.75%[3]	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[4]	None[4]	1.00%	None	None	None

1. The Fund publicly began offering Class A shares (formerly Class M shares) on September 10, 2018.

2. Effective October 5, 2018, Class C shares of the Fund convert automatically to Class A shares of the Fund on a monthly basis in the month of, or the month following, the 10-year anniversary of the Class C shares’ purchase date. Such conversions are on the basis of the relative net asset values of the two classes, are not subject to Class A shares’ sales charges and are not expected to be a taxable event for federal income tax purposes. Certain shares that are invested through retirement plans, omnibus accounts or in certain other instances may not automatically convert if the financial intermediary does not have the ability to track purchases to credit individual shareholders’ holding periods. (See “Your Account – Choosing a Share Class – Sales Charges - Class C – Automatic Conversion of Class C Shares to Class A Shares After 10-Year Holding Period” for more information.)

3. Effective March 1, 2019, the maximum sales charge (load) imposed on purchases of Class A and A1 shares is 3.75%. Prior to March 1, 2019, the maximum sales charge (load) on purchases of Class A and A1 shares is 4.25%.

4. There is a 0.75% contingent deferred sales charge that applies to investments of $500,000 or more (see "Investments of $500,000 or More – Income, U.S. Government Securities and Utilities Funds" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge on shares sold within 18 months of purchase.

On September 10, 2018, all outstanding Class A shares were renamed Class A1 shares and all outstanding Class M shares were renamed Class A shares. As of September 7, 2018, Class A1 shares are no longer available to new investors. If you are a Class A1 shareholder, you may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Franklin Templeton funds.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A1	Class A1	Class C	Class R	Class R6	Advisor Class
Management fees	0.46%	0.46%	0.46%	0.46%	0.46%	0.46%
Distribution and service (12b-1) fees	0.25%	0.15%	0.65%	0.50%	None	None
Other expenses	0.13%	0.13%	0.13%	0.13%	0.06%[2]	0.13%
Total annual Fund operating expenses	0.84%	0.74%	1.24%	1.09%	0.52%[2]	0.59%
Fee waiver and/or expense reimbursement	None	None	None	None	-0.02%[2]	None
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	0.84%	0.74%	1.24%	1.09%	0.50%[2]	0.59%

1. The Fund publicly began offering Class A shares on September 10, 2018. Other expenses for Class A are based on estimated amounts for the current fiscal year.

2. The transfer agent has contractually agreed to cap transfer agency fees for Class R6 shares of the Fund so that transfer agency fees for that class do not exceed 0.03% until January 31, 2020. Contractual fee waiver and/or expense reimbursement agreements may not be changed or terminated during the time period set forth above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Example reflects adjustments made to the Fund's operating expenses due to the fee waivers and/or expense reimbursements by management for the 1 Year numbers only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A1	$ 507	$ 682	$ 871	$ 1,418
Class A1[1]	$ 497	$ 651	$ 819	$ 1,304
Class C	$ 226	$ 393	$ 681	$ 1,500
Class R	$ 111	$ 347	$ 601	$ 1,329
Class R6	$ 51	$ 165	$ 289	$ 651
Advisor Class	$ 60	$ 189	$ 329	$ 738
If you do not sell your shares:
Class C	$ 126	$ 393	$ 681	$ 1,500

1. The Example numbers for Class A and A1 shares reflect the maximum sales charge (load) imposed on purchases of Class A and A1 shares of 4.25%, which is the maximum sales charge (load) on purchases of Class A and A1 shares prior to March 1, 2019. If the maximum sales charge (load) on purchases of Class A and A1 shares of 3.75% that was effective on March 1, 2019 was reflected, the expenses for Class A and A1 shares in the chart above would be lower.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4.58% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets in the securities of public utilities companies. These are companies that provide electricity, natural gas, water, and communications services to the public and companies that provide services to public utilities companies. The Fund concentrates (invests more than 25% of its total assets) in companies operating in the utilities industry. The Fund invests primarily in equity securities, which consist mainly of common stocks.

The Fund searches for the best return opportunities available in the global utilities arena with a specific focus on the U.S. electricity and gas sector. Generally, the Fund seeks to invest in companies producing a high percentage of earnings from their regulated operations.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Utilities Industry   Utility company equity securities, to the extent they are purchased for their dividend yield, historically have been sensitive to interest rate movements: when interest rates have risen, the stock prices of these companies have tended to fall. In some states, utility companies and their rates are regulated; other states have moved to deregulate such companies thereby causing non-regulated companies’ returns to generally be more volatile and more sensitive to changes in revenue and earnings. Certain utilities companies face risks associated with the operation of nuclear facilities for electric generation, including, among other considerations, litigation, the problems associated with the use of radioactive materials and the effects of natural or man-made disasters. In general, all utility companies may face additional regulation and litigation regarding their power plant operations; increased costs from new or greater regulation of these operations; the need to purchase expensive emissions control equipment or new operations due to regulations; and the availability and cost of fuel, all of which may lower their earnings.

Market   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all investments. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Concentration   By focusing on an industry or a group of industries, the Fund carries much greater risks of adverse developments and price movements in such industries than a fund that invests in a wider variety of industries. Because the Fund concentrates in a specific industry or group of industries, there is also the risk that the Fund will perform poorly during a slump in demand for securities of companies in such industries.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

The secondary index in the table below shows how the Fund's performance compares to a group of securities that reflects the broader equity markets universe.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	Q1'16	14.75%
Worst Quarter:	Q1'09	-10.67%

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2018

	1 Year	5 Years	10 Years
Franklin Utilities Fund - Class A
Return Before Taxes	-1.70%	8.21%	9.98%
Return After Taxes on Distributions	-3.34%	6.90%	8.94%
Return After Taxes on Distributions and Sale of Fund Shares	-0.36%	6.27%	8.06%
Franklin Utilities Fund - Class A1	-1.67%	8.23%	9.98%
Franklin Utilities Fund - Class C	1.23%	8.61%	9.92%
Franklin Utilities Fund - Class R	2.35%	8.79%	10.08%
Franklin Utilities Fund - Class R6	2.92%	7.80%[1]	—
Franklin Utilities Fund - Advisor Class	2.89%	9.34%	10.64%
S&P 500® Utilities Index (index reflects no deduction for fees, expenses or taxes)	4.11%	10.75%	10.46%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	-4.38%	8.50%	13.12%

1. Since inception May 1, 2013.

No one index is representative of the Fund's portfolio.

Historical performance for Class A shares in the bar chart and table above is based on the performance of Class A1 shares and has not been adjusted to reflect differences in Rule 12b-1 fees between classes. If Class A shares’ performance was recalculated to reflect Class A shares’ Rule 12b-1 fees, the performance shown would be lower.

The figures in the average annual total returns table above reflect the Class A and A1 maximum front-end sales charge of 4.25% that was in effect prior to March 1, 2019. Class A and A1 shares, however, are subject to a maximum front-end sales charge of 3.75% effective on March 1, 2019. If the maximum front-end sales charge of 3.75% was reflected, performance of Class A and A1 in the average annual total returns table would be higher.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

John Kohli, CFA   Vice President of Advisers and portfolio manager of the Fund since 1998.

Blair Schmicker, CFA   Research Analyst of Advisers and portfolio manager of the Fund since 2009.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $25 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus. There is no minimum investment for subsequent purchases.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Utilities Fund

Investment Company Act file #811-00537
© 2019 Franklin Templeton Investments. All rights reserved.
1107 PSUM 02/19	00070360